UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2006
TRIZEC PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16765 (Commission File Number)	33-0387846 (I.R.S. Employer Identification Number)

10 S. Riverside Plaza, Suite 1100, Chicago IL (Address of principal executive offices)		60606 (Zip Code)
Registrant’s telephone number, including area code:
(312) 798-6000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          As described in Item 8.01 below, Trizec Properties, Inc. (“we,” us,” “our” and the “company”) and our directors have agreed to settle the previously disclosed putative stockholder class action lawsuits related to the Agreement and Plan of Merger and Arrangement Agreement, dated as of June 5, 2006, as amended, which we refer to as the “merger agreement,” by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LLC and 4162862 Canada Limited (collectively, the “parties”), pursuant to which Grace Acquisition Corporation would merge with and into Trizec Properties, Inc., which we refer to as the “merger.” As part of the agreement to settle these lawsuits, the parties entered into an amendment to the merger agreement, dated August 31, 2006 ( “Amendment No. 4”), which amends the merger agreement as follows:
•	Sections 8.04(a) and 8.05(a) of the merger agreement have been amended by replacing all references to “is, or is reasonably likely to lead to,” in clause (i) of each such section with “could lead to”;

•	Section 10.01(h) of the merger agreement has been amended by replacing the reference to “three (3) Business Days” in clause (ii) to “two (2) Business Days” and by replacing references to “three Business Day period” and “three (3) Business Day period” in clauses (iv) and (v) to “two (2) Business Day period”;

•	The “Trizec Termination Fee” as defined in Section 10.03(c)(i) has been reduced from $71,300,000 to $65,100,000; and

•	The “TZ Canada Termination Fee” as defined in Section 10.03(c)(ii) has been reduced from $43,700,000 to $39,900,000.
          Amendment No. 4 is being filed as Exhibit 2.4 to this Current Report on Form 8-K. In addition, Amendment No. 1, No. 2 and No. 3 to the merger agreement dated as of July 20, 2006, August 2, 2006 and August 7, 2006, respectively, are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this Current Report on Form 8-K. None of such previous amendments to the merger agreement was reportable pursuant to Item 1.01 of a current report on Form 8-K and such amendments were incorporated into the form of the merger agreement that was attached as Annex A to our proxy statement, dated August 7, 2006 and filed with the Securities and Exchange Commission on August 8, 2006, relating to the special meeting of stockholders in connection with the merger.
Item 8.01. Other Events
          As previously disclosed, on June 6, 2006, two substantially identical putative stockholder class action lawsuits related to the merger agreement were filed in the Circuit Court of Cook County, Illinois, Doris Staehr v. Trizec Properties, et al. (Case No. 06CH11226) and Hubert Van Gent v. Trizec Properties, et al. (Case No. 06CH11571), naming us and each of our directors as defendants. On August 30, 2006, the Company and other defendants entered into a memorandum of understanding with the plaintiffs regarding the settlement of both lawsuits.
          In connection with the settlement, we have agreed to certain amendments to the merger agreement as more fully described under Item 1.01 of this Current Report on Form 8-K and to make certain supplemental disclosures to our stockholders which are contained in the proxy statement supplement that is dated August 31, 2006 and is being mailed on or about September 1, 2006 to our stockholders of record as of August 3, 2006, the record date for determining our stockholders entitled to notice of and/or vote at the special meeting of the stockholders called for the purpose of considering and voting on a proposal to adopt the merger agreement.
          Subject to the completion of certain confirmatory discovery by counsel to the plaintiffs, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to our stockholders and consummation of the merger. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the court will consider the fairness, reasonableness and adequacy of the settlement which, if finally approved by the court, will resolve all of the claims that were or could have been brought in the actions being settled, including all claims relating to the merger, the merger agreement and any disclosure made in connection therewith. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will petition the court for an award of attorneys’ fees and expenses to be paid by us. As part of the proposed settlement, we have agreed to pay $950,000 to the plaintiffs’ counsel for their fees and expenses, subject to approval by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation, in which event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit
Number	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of July 20, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.

2.2	Amendment No. 2 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of August 2, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.

2.3	Amendment No. 3 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of August 7, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.

2.4	Amendment No. 4 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of August 31, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC.

Date: August 31, 2006	By:	/s/ Timothy H. Callahan

Timothy H. Callahan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of July 20, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.

2.2	Amendment No. 2 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of August 2, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.

2.3	Amendment No. 3 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of August 7, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.

2.4	Amendment No. 4 to the Agreement and Plan of Merger and Arrangement Agreement, dated as of August 31, 2006, by and among Trizec Properties, Inc., Trizec Holdings Operating LLC, Trizec Canada Inc., Grace Holdings LLC, Grace Acquisition Corporation, Grace OP LC and 4162862 Canada Limited.